UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): April 24, 2025
LGI HOMES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36126	46-3088013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Lake Robbins Drive,	Suite 430,	The Woodlands,	Texas	77380
(Address of principal executive offices)				(Zip Code)
(281) 362-8998
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LGIH	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On April 24, 2025, LGI Homes, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders of the Company approved Amendment No. 1 to the LGI Homes, Inc. 2016 Employee Stock Purchase Plan (the “Amendment”), as described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities Exchange Commission on March 14, 2025 (the “Proxy Statement”). The Amendment had previously been adopted, subject to stockholder approval, by the Company’s Board of Directors.

The description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting held on April 24, 2025, the matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in the Proxy Statement.
Election of Directors (Item 1)
The following nominees for director were elected to serve one-year terms expiring at the Company’s 2026 annual meeting of stockholders:

Nominee	For	Withheld	Broker Non-Votes
Ryan Edone	18,410,592	114,821	2,616,023
Eric Lipar	18,250,533	274,880	2,616,023
Shailee Parikh	18,466,559	58,854	2,616,023
Bryan Sansbury	17,943,758	581,655	2,616,023
Maria Sharpe	18,371,396	154,017	2,616,023
Steven Smith	16,210,151	2,315,262	2,616,023
Robert Vahradian	17,959,380	566,033	2,616,023
Ratification of Appointment of Independent Registered Public Accounting Firm (Item 2)
The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified:

For	Against	Abstentions	Broker Non-Votes
18,851,016	87,514	2,850	—
Advisory Vote to Approve the Compensation Paid to the Named Executive Officers for 2024 (Item 3)
The advisory vote on the compensation paid to the named executive officers for 2024 was approved:

For	Against	Abstentions	Broker Non-Votes
15,771,958	542,873	10,526	2,616,023
Approval of Amendment No. 1 to the LGI Homes, Inc. 2016 Employee Stock Purchase Plan (Item 4)
Amendment No. 1 to the LGI Homes, Inc. 2016 Employee Stock Purchase Plan was approved:

For	Against	Abstentions	Broker Non-Votes
16,309,126	8,048	8,183	2,616,023

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.
10.1	Amendment No. 1 to the LGI Homes, Inc. 2016 Employee Stock Purchase Plan.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2025
LGI HOMES, INC.

	By:	/s/ Eric Lipar
Eric Lipar
Chief Executive Officer and Chairman of the Board